Focused on Performance Investor Update: February 2019

Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, capital plans, construction costs, generating unit retirements, investment opportunities, corporate initiatives (including any generation reshaping plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, factors that could cause WEC Energy Group’s actual results to differ materially from those contemplated in any forward- looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of future rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry consolidation; cyber-security threats; the value of goodwill and its possible impairment; construction risks; equity and bond market fluctuations; the impact of tax reform and any other legislative and regulatory changes, including changes to existing and/or anticipated environmental standards; current and future litigation and regulatory investigations; changes in accounting standards; and other factors described under the heading “Factors Affecting Results, Liquidity, and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward- Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2017 and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information. 1

Company Statistics $23.0 billion market cap (1) 1.6 million electric customers 2.9 million natural gas customers 60% ownership of American Transmission Company 70,100 miles of electric distribution 49,000 miles of gas distribution $19.8 billion of asset base (2) (1) As of 1/31/2019 (2) 2018 average asset base 2

Our strategy is to create long-term value by focusing on the fundamentals: safety, world-class reliability, operating efficiency, financial discipline and customer care. One of the 100 Best One of America’s Best Employers Corporate Citizens For Diversity for 2019 Forbes Corporate Responsibility Magazine Most reliable utility 2018 Most Trusted 2018 CEO of the Year in the Midwest Utility Brand Most Outstanding Energy We Energies Wisconsin Public Service Delivery Holding Companies PA Consulting Market Strategies International Gale Klappa CEO Monthly Magazine 3

A Decade of EPS Growth $4.00 $3.50 $3.34 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 GAAP Adjusted 4

Proven Track Record of Performance EPS Guidance 2018 Exceeded   2017 Exceeded 2016 Exceeded   The only utility to beat 2015 Exceeded 2014 Exceeded  guidance every year for  more than a decade 2013 Exceeded 2012 Exceeded   2011 Exceeded 2010 Exceeded   2009 Exceeded 2008 Exceeded   2007 Exceeded 2006 Exceeded   2005 Exceeded  2004 Exceeded 5

What’s New? 6

Office of the Chair “Working together as a team, we will leverage the strengths of each individual as we write the next chapter of the company’s growth, development and service to our customers.” Gale Klappa Executive Chairman - Gale Klappa, Executive Chairman WEC Energy Group Rick Kuester Kevin Fletcher Scott Lauber Senior Executive President and CEO Senior Executive Vice President Vice President, Chief Financial Officer and Treasurer 7

Confident in Achieving Our EPS Growth Guidance $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 2015 2016 2017 2018 2015 Base GAAP Adjusted* *See Appendix for reconciliation of adjusted amounts to GAAP amounts (1) 7.1% annual average growth rate calculated from 2015 base of $2.72 per share and 2018 earnings (2) Based on original 2018 guidance midpoint of $3.28 per share 8

Solid Dividend Growth Continues In January, raised the dividend by 6.8% to a Annualized Dividends Per Share new annual rate of $2.36** $2.36 per share $2.21 $2.08 Targeting dividend $1.98 payout of 65-70% of $1.83* earnings $1.56 $1.445 Projecting dividend growth in line with $1.20 earnings growth $1.04 $0.80 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 *Annualized based on fourth quarter 2015 dividend of $0.4575 **Annualized based on 1st quarter 2019 dividend of $0.59 9

Infrastructure Investment Coyote Ridge Wind Farm  Currently being built by Avangrid Renewables in Brookings County, South Dakota, within MISO 39 GE wind turbines with footprint a capacity of ~97 MW  Total investment: $145 million for an 80% ownership interest and substantially all of the tax benefits  Expected to provide returns that are higher than those in our regulated business COYOTE RIDGE  Approximately mid-8% unlevered internal rate of return SOUTH  Expected to qualify for 100% bonus depreciation DAKOTA and production tax credits  12-year offtake agreement with Google Energy LLC for 100 percent of the energy produced  Expected to be in service by the end of 2019  With the tax credits associated with this investment, we now expect to be a cash taxpayer in 2020 10

Powering Industry Leaders in Our Region Expansion  State-of-the-art fulfillment center in Oak Creek, WI featuring robotics to pick, pack and ship items to customers  $200 million development that includes a four-story, 2.6 million-square-foot facility on 75 acres  Expected to open in first quarter 2020, and employ 1,500 people 11

Five-Year Capital Plan 12

By Line of Business Five-Year Capital Plan Continues to Support 5-7% EPS Growth $16,000 $14,114 $14,000 $13,412 $1,427 $1,589 $12,000 $1,487 $911 $10,000 $8,000 $5,514 $5,869 $6,000 $4,000 $2,707 $2,780 $2,000 $2,691 $2,551 $- In millions 2018-2022 2019-2023 Generation Electric Delivery Gas Delivery Energy Infrastructure ATC Investment* * ATC is accounted for using the equity method; this represents WEC’s portion of the investment 13

2019-2023 Capital Plan ($ in billions) Total of $14.1 billion Other Energy Infrastructure $1.1 7% Gas Distribution $5.1 36% Announced Technology Infrastructure $1.1 Projects Generation 8% $0.4 $2.5 ATC 3% 18% Investment* Electric $1.4 Distribution 10% $2.5 18% * ATC is accounted for using the equity method; this represents WEC’s portion of the investment 14

2019–2023 Capital Plan Breakdown of Major Segments ($ in billions) Total Capital Plan of $14.1 billion Generation Gas Distribution New Renewables $1.0 SMP $1.5 New Gas 0.5 Growth 1.0 Maintenance Capital 1.0 System Renewal 1.6 Total $2.5 Required Relocation 0.6 Manlove Storage 0.4 Electric Distribution Total $5.1 Growth $0.7 System Renewal 1.4 Technology Required Relocation 0.2 Automated Meters $0.5 SMRP 0.2 Systems and Equipment 0.6 Total $2.5 Total $1.1 15

Increasing Natural Gas Distribution Investment Average Asset Base Estimated Asset Base 12/31/2018 7% 12/31/2023 $19.8 billion Growth $27.8 billion Bluewater Gas Gas Gas Storage Distribution Bluewater Distribution 1% Gas29% Gas Storage 35%Gas Distribution 1% Distribution FERC 30% FERC 35% Regulated Regulated Electric We15% Power Electric 15% We Power Generation Generation Electric 15% Electric and Distribution and DistributionGeneration 11% Generation and 50%and Transmission 56% Distribution Transmission Distribution 14% 39% 13% 37% Infrastructure Infrastructure <1% 3% 16

Our Capital Plan in Context Capital plan extends the runway for 5 to 7 percent growth from our core business well into the future  Electric sales growth expected to accelerate in later part of five-year plan  Electric distribution capital expected to grow in next iteration of five-year capital plan  Beginning to plan for replacement of energy supply from Point Beach PPA (generation represents ~25% of WEPCO electricity sales) 17

Generation Reshaping 18

Reshaping our Generation Fleet for a Clean, Reliable Future Balancing reliability and customer cost with environmental stewardship We have set aggressive Taken as a whole, changes to our generation goals to reduce carbon fleet should reduce costs to customers, preserve dioxide emissions by fuel diversity and reduce carbon emissions. approximately 40% below 2005 levels by Reshaping our generation includes: 2030 and 80% by 2050.  Retiring older fossil-fueled generating units  Building state-of-the-art natural gas generation  Investing in cost-effective zero-carbon generation 19

Achieving Our Carbon Goal Reduction Goals: Achieved and anticipated CO2 reductions (mass) 0% 40% -10% below 2005 levels by 2030 -20% -30% 8 0% -40% below 2005 levels by 2050 -50% -60% -70% -80% 2005 2018 2030 2050 20

Coal-Fueled Generation Retirements Reducing Greenhouse Gas Emissions Apr. Pleasant Prairie 1,190 MW Sept. Edgewater 100 MW 4,935 Oct. Pulliam 200 MW MW Presque Isle 350 MW 3,095 MW 2017 2018 2019 2020 21

Investing in Zero-Carbon Generation Wisconsin Public Service and Madison Gas & Electric Solar generation are seeking PSCW approval to partner on two major technology has improved solar projects: in efficiency, become  Badger Hollow Solar Farm more cost-effective and  complements our Located in Iowa County, Wisconsin summer demand curve.  WPS would own 100 MW (MGE 50 MW)  Two Creeks Solar Project  Located in Two Rivers, Wisconsin  WPS would own 100 MW (MGE 50 MW)  WPS total expected purchase price of ~ $260 million  Commercial operation targeted for 2020 On December 20, 2018, Wisconsin Electric received PSCW approval for two innovative renewable energy pilot programs:  Solar Now Pilot (35 MW)  Dedicated Renewable Energy Resource Pilot (150 MW) Additional projects being actively developed 22

Regional Economy 23

Foxconn in Wisconsin  Expected capital investment by Foxconn of Foxconn announced $10 billion dollars July 26, 2017,  Wisconsin’s largest Goal of creating 13,000 jobs, and an estimated economic development 22,000 indirect jobs created throughout Wisconsin project and largest  Largest greenfield investment by a foreign-based corporate attraction company in U.S. history as measured by jobs project in U.S. history, as measured by jobs.  One of the largest manufacturing campuses in the world  Groundbreaking ceremony held on June 28, 2018, and significant construction is underway  North American headquarters in Milwaukee, and innovation centers in Green Bay, Eau Claire and Racine  Operations expected to begin in 2020, ramping up through 2023 Source: inWisconsin.com 24

Powering Industry Leaders in our Region 25

Wisconsin Segment Sales Forecast Benefits from Regional Economic Growth Year-over-Year 2019 – 2021 2022 - 2023 Annual Sales Electric Flat – 0.5% 1.2% - 1.5% Growth Forecast (weather-normalized) Gas 0.5% – 1% 1.2% - 1.5% 26

Key Takeaways for WEC Energy Group  Track record of exceptional performance  Portfolio of premium businesses  Investment opportunities support 5-7 percent EPS growth with minimal impact on base rates  100 percent of capital allocated to regulated businesses or contracted renewables/gas storage  Dividend growth projected to be in line with earnings growth  No need to issue additional equity through forecast period  Poised to deliver among the best risk-adjusted returns in the industry 27

Appendix

Electric Distribution Natural Gas Distribution Electric Generation Non-Utility Energy Infrastructure Electric Transmission 60% ownership 29

“Delivering” the Future Project Highlights Electric Resilience Electric Redesign Technology Enhancements • Installing 2,200 miles of • Major investments planned to • Advanced metering program underground circuits to replace address aging infrastructure that uses integrated system of troublesome overhead lines, smart meters to enable two-way • Expect to spend $2.5 billion and adding distribution communication between utilities over the next 5 years on automation equipment through and customers electric delivery our System Modernization and • Upgrading We Energies • Committed to delivering the Reliability Project at WPS customer information system future with infrastructure that • $430 million investment will reduce operating costs • Project to spend ~ $1.1 billion expected to be complete by and meet new environmental (2019 – 2023) across four the end of 2021 standards states we serve Phase 1 ~ substantially complete Phase 2 ~ 20% complete 30

Peoples Gas Natural Gas System Modernization Program Extensive effort to modernize natural gas infrastructure in city of Chicago  Ultimately replace 2,000 miles of piping  Approximately 26% complete* Investment recovery under a monthly rider  Project $280-$300 million average annual investment  Illinois law authorizes rider through 2023 *Total program completion percentage is based on the weighted average of program categories that comprise the major components of the SMP project 31

New Generation in Upper Peninsula  Provides a long-term generation solution for electric ~180 MW of clean, natural reliability in Upper Peninsula gas-fired generation from  Estimated $266 million ($277 million including AFUDC) Reciprocating Internal investment to be made by Michigan utility – UMERC Combustion Engines (RICE)  Half of investment recovered in retail rates Targeted commercial operation:  Half of investment recovered by 20-year agreement second quarter 2019 with Cliffs Natural Resources  Allows for retirement of Presque Isle Power Plant in second quarter of 2019  Engineering, procurement and construction are essentially complete and start-up is well underway  Received approval and final written order from Michigan Commission on October 25, 2017 32

Infrastructure Investment Bishop Hill III Wind Energy Center  Developed by Invenergy and placed into service in May 2018  Located in Henry County, Illinois 53 GE wind turbines with a capacity of ~132 MW  Total investment: $166 million for a 90% ownership interest  Expected to provide returns that are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Expected to qualify for 100% bonus depreciation and production tax credits  22-year offtake agreement with a current wholesale customer, WPPI Energy  FERC approval received for initial 80% interest August 29, and acquisition closed on August 31  On November 30, FERC approved an incremental investment of $18 million for a 10% equity interest 33

Infrastructure Investment Upstream Wind Energy Center  Built by Invenergy and located in Antelope County, Nebraska 81 GE wind turbines with  Total investment: $276 million a capacity of ~200 MW for an 80% ownership interest  Expected to provide returns that are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Qualifies for 100% bonus depreciation and production tax credits  10-year offtake agreement with affiliate of an A-rated publicly traded company (Allianz)  Transaction closed on January 10, after commercial operation was achieved 34

Power the Future Investments Natural Gas Coal Capacity 1,090 MW 1,030 MW1 Investment $664 million $2 billion1 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 1 – February 2010 Unit 2 – May 2008 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement. 35

By Line of Business Capital Plan Drives 5% to 7% EPS Growth $3,500 $3,192 $2,987 $265 $3,000 $2,882 $282 $396 $371 $2,577 $2,476 $2,500 $382 $205 $329 $180 $102 $402 $2,000 ATC Investment $1,375 $1,146 Energy Infrastructure $1,388 $997 $1,500 Gas Delivery $963 Electric Delivery Generation* $1,000 $598 $570 $503 $597 $512 $500 $558 $590 $646 $338 $419 $- 2019 2020 2021 2022 2023 Approximately $14.1 billion projected capital spend from 2019-2023 * Generation includes ~$275 million of capital spend at We Power 36

By State Robust Capital Projection $3,500 $3,192 $2,987 $3,000 $265 $2,882 $282 $396 $371 $2,577 $2,476 $2,500 $382 $136 $205 $329 $180 $157 $106 $102 $93 $402 ATC Investment $2,000 $687 Energy Infrastructure $603 $90 $769 $525 MERC/MGU $1,500 $504 Illinois WI/MI Delivery $1,150 $1,007 $882 $1,000 WI/MI Generation* $1,059 $881 $500 $558 $590 $646 $338 $419 $- 2019 2020 2021 2022 2023 Depreciation at the utilities expected to average $960 million annually, and $124 million at ATC, over the 2019-2023 period * Generation includes ~$275 million of capital spend at We Power 37

American Transmission Company WEC portion of investment from 2019-2023: $1.4 billion Key Assumptions Projected Capital Expenditures (millions)  ATC’s 2018 average rate base: (Inside Traditional Footprint) $3.7 billion $470  Implies WEC’s average rate $441 base growth of $115 million $410  ROE currently under FERC $341 $300 review $282 $265  5-year (2019-2023) WEC $246 projected capital investment: $204 $180  Inside footprint: $1.2 billion  Outside footprint: $250 million 2019 2020 2021 2022 2023 ATC WEC portion 60% 38

Diverse Portfolio of Regulated Businesses By Business By Jurisdiction MI/MN 3% Gas Distribution IL 32% 15% FERC Regulated FERC 14% WI 14% 68% Electric Generation and Distribution 54% Based on 2018 average asset base. Excludes Non-Regulated Wind Infrastructure 39

Composition of Asset Base Total 2018 Average Asset Base of $19.8 billion Company Asset Base - $B % of Total Wisconsin Electric $6.3 31.8% Wisconsin Gas 1.4 7.1 Wisconsin Public Service 3.1 15.7 Upper Michigan Energy Resources 0.2 1.0 Peoples Gas 2.6 13.1 North Shore Gas 0.3 1.5 Minnesota Energy Resources 0.3 1.5 Michigan Gas Utilities 0.2 1.0 We Power 2.9 14.7 Bluewater 0.2 1.0 WEC Infrastructure 0.1 0.5 American Transmission Company 2.2 11.1 Total $19.8 100% Note: Power the Future value represents investment book value 40

Balanced Sales Mix 2018 Retail MWh Deliveries Mix* 35% Large C&I by Segment Paper 24% Foundry (SIC 33) 11% Mining/Minerals 10% Small C&I Large C&I Food/Agriculture 9% 35% 35% Other Manufacturing 8% Metal (SIC 34,35,37) 7% Medical 5% Residential Office 4% plus Farm Education 4% 30% Printing 3% Chemical 3% Other 12% *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula 41

Strong Financial Condition Electric and Gas Utilities Credit Ratings Distribution* Utilities Number of Utility Rating Issuers 140 Wisconsin Electric A- 120 100 Wisconsin Gas A 80 60 Wisconsin Public Service A- 40 20 Peoples Gas A- 0 AA - A A- BBB+ BBB BBB- Below Investment Grade *Source: S&P Global Ratings (January 31, 2019) 42

Manageable Levels of Refinancing $1,500 Long-Term Debt Maturities $1,300 $1,100 $900 $700 $500 No debt maturities in $300 2022 or 2023 $100 $(100) 2019 2020 2021 2022 2023 In millions Hold Co WEPCO WPS PGL 43

No Equity Issuances Anticipated Balance Sheet Remains Strong Funds from Operations/Debt Holding Company Debt 22% to Total Debt 21% 30% 20% 29% 25% 18% 20% 16-18% 16% Goal of 30% 15% or Less 14% 10% 12% 5% 10% 0% 2018 2019-2023E 2018 2019-2023E 44

Rate-Making Parameters by Company Utility Equity Layer (1) Authorized ROE Wisconsin Electric 48.5%-53.5% 10.2% Wisconsin Public Service 49.0%-54.0% 10.0% Wisconsin Gas 47.0%-52.0% 10.3% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.9% 9.7% Michigan Gas Utilities 52% 9.9% We Power 53%-55% 12.7% American Transmission Company 50% 10.82%(3)  Constructive regulatory environments  Earnings sharing mechanism at all Wisconsin utilities (2) 1. Represents the equity component of capital; rates are set at the mid-point of any range 2. Applied through 2019 3. Long term projections assume 10.2% 45

Electric Residential Bills below National Average National Average Wisconsin Electric Wisconsin Public Service $1,299 $1,300 $1,304 $1,281 $1,264 $1,226 $1,200 $1,187 $1,190 $1,172 $955 $949 $959 $952 $930 2013 2014 2015 2016 2017 Source: SNL data for average annual residential bills 46

Key Rate Making Components Michigan– Illinois – Minnesota – Electric & Wisconsin – Wisconsin – Area Gas Gas Gas Gas Electric Gas Pipeline Replacement PGL Rider Bad Debt Rider ✓ Bad Debt Escrow Accounting WE / WG WE Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band Manufactured Gas Plant Site ✓ ✓ ✓ ✓ N/A Clean Up Recovery Invested Capital Tax Rider ✓ Forward-looking test years ✓ ✓ ✓ 2 years 2 years Gas Utility Infrastructure Cost Rider Surcharge ✓ 50/50 first 50 bp above Earnings cap/sharing allowed ROE, 100% to customers beyond 50 bp* *Wisconsin Electric Power Company and Wisconsin Gas earnings cap applies 2016 – 2019, Wisconsin Public Service cap applies 2018 – 2019 47

Regulatory and Open Docket Update Estimated Key Dates Wisconsin (apps.psc.wi.gov) .  Decision on renewable energy pilot programs (Docket: 6630-TE-102) . Decision on new solar generation projects (Docket: 5-BS-228) Q1 2019 . Plan to file a general rate case for new base rates effective Jan. 1, 2020 Q1 2019 Illinois (icc.illinois.gov) .  Final Commission order on System Modernization Project (Docket 16-0376) . Decision on 2015 QIP reconciliation (Docket: 16-0197) Q1 2019 Michigan (michigan.gov/mpsc) . Received approval on proposed new generation of natural-gas-fired  Reciprocating Internal Combustion Engines (RICE) in the Upper Peninsula (Docket U-18224) Minnesota (mn.gov/puc) . Rate increase of $3.1 million or 1.26% effective January 1, 2019*  FERC (ferc.gov) . Decision on Upstream Wind Energy Center (Docket EC18-103-000)  .  Decision on 80% investment of Bishop Hill III (Docket EC18-121-000) . Decision on additional 10% investment of Bishop Hill (Docket EC19-15-000)  . Decision on second MISO/ATC ROE Complaint (Docket EL15-45) Q2 2019 *Interim rates have been in place since January 1, 2018 48

Regulatory Environment

Wisconsin

- Governor Tony Evers (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Illinois

- Governor J.B. Pritzker (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 5-year staggered terms

Wisconsin Commissioners			
Name	Party	Began Serving	Term Ends
Ellen Nowak Chair	R	12/2018	03/2023
Mike Huebsch	R	03/2015	03/2021
Rebecca Valcq	D	01/2019	03/2025

Illinois Commissioners			
Name	Party	Began Serving	Term Ends
Brien Sheahan Chair	R	01/2015	01/2020
John Rosales	D	03/2015	01/2019*
Sadzi Martha Olivia	R	01/2017	01/2022
D. Ethan Kimbrel	D	01/2018	01/2023
Open			

* Can remain in seat until reappointed or new appointment made.

WEC Energy Group
49

Industry Leading Total Shareholder Returns* Over the past decade, WEC Energy Group has consistently delivered among the best total returns in the industry 400% 350% 300% WEC Energy Group 250% Dow Jones Utilities 200% S&P Utilities Philadelphia Utility 150% S&P Electric 100% 50% 0% One-Year Three-Year Five-Year Ten-Year * Total return including reinvested dividends for the 10 years ended December 31, 2018 50

Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 2017 2016 Reported EPS – GAAP basis $ 3.79 $ 2.96 Tax benefit related to Tax Cuts and Jobs Act of 2017 $ (0.65) – Acquisition Costs – $ 0.01 Adjusted EPS – Non-GAAP basis* $ 3.14 $ 2.97 * WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, reported earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017 as well as costs related to the acquisition of Integrys, neither of which is indicative of WEC Energy Group’s operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company’s operating performance. Management uses such measures internally to evaluate the company’s performance and manage its operations. 51

Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Knutson Investor Relations Analyst Ashley.Knutson@wecenergygroup.com 414-221-3339